UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2014 (May 12, 2014)

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On May 14, 2014, Tiptree Financial Inc. (the “Company” or “Tiptree”) issued a press release announcing its results of operations for the quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year
On May 12, 2014, the Board approved the amendment and restatement of the Company’s Bylaws (the “Bylaws”), to reflect the Company's name change and add a forum selection provision for the adjudication of certain disputes. The new provision, which was included as new Article XV of the Bylaws, provides that, unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a duty owed by any director or officer or other employee of the Company to the Company or the stockholders of the Company, (c) any action asserting a claim against the Company or any director, officer or employee of the Company arising pursuant to any provision of the Maryland General Corporation Law, the Company's Charter or the Company's Bylaws, or (d) any action asserting a claim against the Company or any director or officer or employee of the Company that is governed by the internal affairs doctrine.
A copy of the Bylaws, as amended and restated, is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On May 14, 2014, Tiptree posted a presentation concerning the Company on its website, www.tiptreefinancial.com. A copy of the presentation is furnished as Exhibit 99.2 and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.2, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) List of Exhibits:

3.1	Amended and Restated Bylaws of Tiptree Financial Inc.

99.1	Tiptree Financial Inc. press release, dated May 14, 2014

99.2	Tiptree Financial Inc. Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: May 14, 2014	By:	/s/ Geoffrey Kauffman
Name: Geoffrey Kauffman
Title: President and Chief Executive Officer